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                                                                  EXHIBIT 10.5.1

                      FIRST AMENDMENT TO LEASE AGREEMENT

     THIS FIRST AMENDMENT TO LEASE AGREEMENT (hereinafter called the "First Amendment") entered into this 13th day of February, 1997, by and between SOARING EAGLES ORCHARDS, INC., a Washington corporation, (hereinafter called "Landlord" or "Lessor") and MISSION CRITICAL SOFTWARE, INC. (hereinafter called "Tenant" or "Lessee").

                                  WITNESSETH:

     WHEREAS, under that certain Lease Agreement dated October 22, 1996 (hereinafter called the "Lease"), by and between Tenant and Landlord, Tenant leased approximately 7,067 rentable square feet of space (hereinafter called the "Leased Premises") on the fifth (5th) floor of the 720 North Post Oak Road Office Building (hereinafter called the "Building") situated at 720 North Post Oak Road, Houston, Texas for a term of sixty-four (64) months;

     WHEREAS, Landlord and Tenant have agreed to amend the Lease to expand the Leased Premises, subject to the terms and conditions set forth herein; and

     WHEREAS, Landlord and Tenant have agreed to further amend the terms of the Lease upon the terms and conditions contained herein.

     NOW, THEREFORE, as of the Commencement Date (hereinafter defined) it is mutually covenant and agreed as follows:

     1. EXPANSION AREA: The Premises shall be expanded by 2,205 square feet of net rentable area ("NRA") as shown on the attached Exhibit "A", "First Expansion" creating a new square footage for the Premises of 9,272 square feet of NRA.

     2. PRIMARY TERM: The Term of the Expansion Area shall commence March 1, 1997 and terminate on March 31, 2002.

     3. BASE RENT: The Base Rent payment for the entire Premises shall be as follows:

          March 1, 1997 through March 31, 1997:    $0.00 monthly
          April 1, 1997 through May 31, 1997:      $6,874.18 monthly
          June 1, 1997 through May 31, 1998:       $9,814.18 monthly
          June 1, 1998 through March 31, 2002:     $8,895.43 monthly

     4. TENANT'S INITIAL PRO RATA SHARE: Commencing March 1, 1997 the Tenant's Pro Rata Share for the Building is changed from 7.6% to 10%.

     5. TENANT'S IMPROVEMENTS: Landlord shall provide Tenant with an allowance of $22,050.00 for the sole purposes of improving the Leased Premises. Any additional costs shall be paid for by the Tenant prior to Tenant taking occupancy of the First Expansion Area.

     6. EXPANSION OPTION: Should Tenant expand into Suite 530 containing approximately 1,455 square feet of NRA as shown on the attached Exhibit "B", "Future Expansion" prior to June 1, 1997. Tenant shall have the option to use the following terms and conditions:

          Months 1-3:                            $0.00 per square foot
          Months 4-15:                           $16.00 per square foot annually
          Month 16 through March 31, 2002:       $11.00 per square foot annually
          Tenant Improvements:                   $10.00 per square foot of NRA

     7. Unless otherwise defined herein all capitalized terms shall have the same meaning as identified in the Lease.

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     8.   This First Amendment supersedes all previous legal documents between
          Tenant and Landlord and except as specifically herein amended, all other terms and conditions of the Lease shall remain in full force and effect throughout the term of this First Amendment.

     9. The submission of this First Amendment to Tenant shall not be construed as an offer, reservation or option. Tenant has no additional rights under this Lease unless Tenant and Landlord execute this First Amendment and Landlord delivers the executed First Amendment to Tenant.

     IN WITNESS WHEREOF, the parties hereto executed this First Amendment to Lease Agreement as of the day and year hereinabove written.

                                    LANDLORD:

                                    SOARING EAGLES ORCHARDS, INC., a
                                    Washington Corporation by Cummings-Baccus
                                    Interests its authorized agent

                                    BY: /s/ M. Buckner Baccus
                                       ---------------------------------
                                    NAME:  M. Buckner Baccus
                                    TITLE: Vice President


                                    TENANT:

                                    MISSION CRITICAL SOFTWARE INC.

                                    BY: /s/ Paul F. Koffend, Jr.
                                       ---------------------------------
                                    NAME: Paul F. Koffend, Jr.
                                    TITLE: Chief Financial Officer

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